UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  March 15, 2006

Electronic Data Systems Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)
01-11779	75-2548221
(Commission File Number)	(IRS Employer Identification No.

5400 Legacy Drive, Plano, Texas	75024
(Address of Principal Executive Offices)	(Zip Code)

(972) 604-6000
Registrant's telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      o   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      o   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      o   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On March 15, 2006, Electronic Data Systems Corporation ("EDS") granted performance-vesting restricted stock units ("Performance RSUs") and stock options to its executive officers.  The number of Performance RSUs and stock options granted to the executive officers identified in the Summary Compensation Table in EDS' 2006 proxy statement, or expected to be identified in such table in EDS' 2007 proxy statement based on current SEC rules, is as follows: Michael H. Jordan - 210,000 Performance RSUs and 600,000 stock options; Jeffrey M. Heller - 90,000 Performance RSUs and 250,000 stock options; Ronald A. Rittenmeyer - 58,000 Performance RSUs and 175,000 stock options; Stephen F. Schuckenbrock - 58,000 Performance RSUs and 175,000 stock options; and Charles S. Feld - 45,000 Performance RSUs and 130,000 stock options.  Such Performance RSUs and stock options were awarded under the Amended and Restated 2003 Incentive Plan of Electronic Data Systems Corporation.

The number of Performance RSUs that vest will depend on EDS' financial performance over the three-year performance period that began on January 1, 2006 and will end on December 31, 2008.  Performance will be measured based on EDS' operating margins, net asset utilization and organic revenue growth during the performance period relative to pre-established targets.  Depending on EDS' results against those targets, the actual number of Performance RSUs granted to such executive officers that may vest can range from zero to 200% of the target number awarded.   Half of the Performance RSUs that vest will be subject to a holding period of one year.

The stock options will vest 100% on February 27, 2009, and have a term of seven years from the grant date.  Once vested, the options may not be exercised through a "cashless exercise" during the 12-month period beginning on the vesting date.  In addition, stock issued upon exercise of an option during that 12-month period will be subject to a holding period of one year from the date of exercise.

With respect to the awards to each of Mr. Jordan and Mr. Heller, if the executive retires with Board of Director consent, the Performance RSUs will be earned (with the final number that vest to be determined in the first quarter of 2009 based on EDS' performance during the performance period) and the stock options would vest as scheduled and once vested be exercisable for the remaining term.  If the executive retires without Board consent or his employment is terminated for "cause", the Performance RSUs and stock options will be forfeited. If his employment is involuntarily terminated without "cause", a pro rata portion (based on service during the performance period) of the Performance RSUs will be earned (with the final number that vest to be determined in the first quarter of 2009 based on EDS' performance during the performance period) and a pro rata portion (based on service from the date of grant) of the stock options will immediately vest and be exercisable for two years.

In the event of a change of control of EDS prior to vesting, all Performance RSUs (other than those held by Messrs. Jordan or Heller) will be deemed to be immediately earned, without regard to the performance targets, with the number of Performance RSUs earned equal to the greater of (i) the Performance RSU target award or (ii) an amount determined by the Committee in connection with the change in control not to exceed 200% of the Performance RSU target award, subject to the holder's continued employment through the performance period (unless the holder is terminated without cause or retires after age 62).  In such change of control event, the Performance RSUs held by Messrs. Jordan and Heller will be deemed to be immediately earned and vested without any further service requirement, with the number of Performance RSUs earned and vested equal to the Performance RSU target award.  In addition, in such change of control event the unvested stock options awarded to Messrs. Jordan and Heller will vest and be exercisable for the shorter of the one-year period commencing on the date of the change of control or the period ending on the seventh anniversary of the date of grant (without regard to the restrictions on exercise described above). For purposes of the foregoing provisions, a "change of control" generally includes the occurrence of any of the following: (i) any person, other than exempt persons, becomes a beneficial owner of more than 50% of EDS' voting stock; (ii) a change in a majority of the Board, unless approved by a majority of the incumbent board members; (iii) the approval by shareholders of a reorganization, merger or consolidation in which (x) existing EDS shareholders would not own more than 50% of the common stock and voting stock of the resulting company, (y) a person would own 50% or more of the common or voting stock of the resulting company or (z) less than a majority of the board of the resulting company would consist of the then incumbent members of the EDS Board; or (iv) the approval by shareholders of a liquidation or dissolution of EDS, except as part of a plan involving a sale to a company of which following such transaction (x) more than 50% of the common stock and voting stock would be owned by existing EDS shareholders, (y) no person (other than exempt persons) would own more than 50% of the common stock or voting stock of such company and (z) at least a majority of its board of directors would consist of the then incumbent members of the EDS Board.  The terms of any Change of Control Employment Agreement EDS may have entered into with a holder of Performance RSUs will not apply to the Performance RSU award.

The forms of Performance RSU Award Agreement and Stock Option Award Agreement for each of Mr. Jordan and Mr. Heller, and the forms of Performance RSU Award Agreement and Stock Option Award Agreement for EDS' other executive officers, are filed as exhibits to this Form 8-K and are incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit 10.1	Form of 2006 Performance RSU Award Agreement for executive officers (other than Michael H. Jordan and Jeffrey M. Heller).
Exhibit 10.2	Form of 2006 Performance RSU Award Agreement for Michael H. Jordan and Jeffrey M. Heller.
Exhibit 10.3	Form of 2006 Stock Option Award Agreement for executive officers (other than Michael H. Jordan and Jeffrey M. Heller).
Exhibit 10.4	Form of 2006 Stock Option Award Agreement for Michael H. Jordan and Jeffrey M. Heller.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                   ELECTRONIC DATA SYSTEMS CORPORATION

March 21, 2006                                                                                                         By:   /S/ STORROW M. GORDON

                                                                                                                                            Storrow M. Gordon

                                                                                                                                            Executive Vice President and General Counsel

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